EXHIBIT 19


                               POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Funds Group (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.




                                    /s/Donald E. Flynn
                                    Donald E. Flynn


STATE OF NEW YORK         )
                          )ss.:
COUNTY OF NEW YORK        )


On the 25th day of January, 1995 before me personally came Donald E. Flynn to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

/s/Catherine A. Mohr
NOTARY PUBLIC, State of New York
No. 31-4656544
Qualified in New York County
Term Expires June 30, 1995

                               POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Funds Group (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.




                                    /s/Robert L. Lindsay
                                    Robert L. Lindsay


STATE OF NEW YORK         )
                          )ss.:
COUNTY OF NEW YORK        )


On the 25th day of January, 1995 before me personally came Robert L. Lindsay to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

/s/Catherine A. Mohr
NOTARY PUBLIC, State of New York
No. 31-4656544
Qualified in New York County
Term Expires June 30, 1995

                               POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Funds Group (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.




                                    /s/Nikhil Malvania
                                    Nikhil Malvania


STATE OF NEW YORK         )
                          )ss.:
COUNTY OF NEW YORK        )


On the 25th day of January, 1995 before me personally came Nikhil Malvania to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

/s/Catherine A. Mohr
NOTARY PUBLIC, State of New York
No. 31-4656544
Qualified in New York County
Term Expires June 30, 1995

                               POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Funds Group (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.




                                    /s/Joyce Norden
                                    Joyce Norden


STATE OF NEW YORK         )
                          )ss.:
COUNTY OF NEW YORK        )


On the 25th day of January, 1995 before me personally came Joyce Norden to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

/s/Catherine A. Mohr
NOTARY PUBLIC, State of New York
No. 31-4656544
Qualified in New York County
Term Expires June 30, 1995

                               POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Funds Group (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.




                                    /s/Tom Schlossberg
                                    Tom Schlossberg


STATE OF NEW YORK         )
                          )ss.:
COUNTY OF NEW YORK        )


On the 25th day of January, 1995 before me personally came Tom Schlossberg to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

/s/Catherine A. Mohr
NOTARY PUBLIC, State of New York
No. 31-4656544
Qualified in New York County
Term Expires June 30, 1995

                               POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Funds Group (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.




                                    /s/E.M. Mannella
                                    E.M. Mannella


STATE OF NEW YORK         )
                          )ss.:
COUNTY OF NEW YORK        )


On the 25th day of January, 1995 before me personally came E.M. Mannella to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

/s/Catherine A. Mohr
NOTARY PUBLIC, State of New York
No. 31-4656544
Qualified in New York County
Term Expires June 30, 1995

                               POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Funds Group (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.




                                    /s/Patricia L. Sawyer
                                    Patricia L. Sawyer


STATE OF NEW YORK         )
                          )ss.:
COUNTY OF NEW YORK        )


On the 25th day of January, 1995 before me personally came Patricia L. Sawyer to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

/s/Catherine A. Mohr
NOTARY PUBLIC, State of New York
No. 31-4656544
Qualified in New York County
Term Expires June 30, 1995

                               POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Funds Group (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.




                                    /s/Neal M. Jewell
                                    Neal M. Jewell


STATE OF NEW YORK         )
                          )ss.:
COUNTY OF NEW YORK        )


On the 25th day of January, 1995 before me personally came Neal M. Jewell to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

/s/Catherine A. Mohr
NOTARY PUBLIC, State of New York
No. 31-4656544
Qualified in New York County
Term Expires June 30, 1995